UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 14, 2022

GX Acquisition Corp. II
(Exact name of registrant as specified in its charter)

Delaware	001-40226	85-3189810
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1325 Avenue of the Americas, 28th Floor

New York, NY 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 616-3700

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one Redeemable Warrant	GXIIU	The NASDAQ Stock Market LLC
Class A Common Stock, par value $0.0001 per share	GXII	The NASDAQ Stock Market LLC
Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	GXIIW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 14, 2022, GX Acquisition Corp. II (the “Company”) issued an unsecured promissory note (the “Note”) in the principal amount of $250,000 to GX Sponsor II LLC (the “Sponsor”) for working capital purpose. The Note is non-interest bearing and payable on the earlier of: (i) March 22, 2023 or, if the Company has extended, in accordance with its organizational documents, the deadline by which it must complete its initial business combination (the “Business Combination”), then such date, as extended by which the Company must complete the Business Combination, or (ii) the date on which the Company consummates the Business Combination. The principal balance may be prepaid at any time.

A copy of the Note is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The disclosure set forth in this Item 2.03 is intended to be a summary only and is qualified in its entirety by reference to the Note.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Promissory Note, dated November 14, 2022, issued by GX Acquisition Corp. II to GX Sponsor II LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedule A to this exhibit has been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K. The Company hereby agrees to furnish a copy of the omitted exhibit to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GX Acquisition Corp. II

By:	/s/ Andrea J. Kellett
	Name:	Andrea J. Kellett
	Title:	Chief Financial Officer

Dated: November 23, 2022

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